SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 13, 2002
                                                     -----------------



                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                    1-9924                       52-1568099
    --------------              -----------                  -------------
    (State or other             (Commission                  (IRS Employer
    jurisdiction of             File Number)                 Identification No.)
    incorporation)

               399 Park Avenue, New York, New York        10043
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               (Address of principal executive offices)   (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)


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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         Exhibits:

         Exhibit No.       Description
         -----------       -----------

         1.01 Terms Agreement, dated February 13, 2002, among the Company and Salomon Smith Barney Inc., ABN AMRO Incorporated, Banc One Capital Markets, Inc., Bear, Stearns & Co. Inc., Commerzbank Capital Markets Corp., First Union Securities, Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Warburg LLC, U.S. Bancorp Piper Jaffray Inc., as Underwriters, relating to the offer and sale of the Company's 6.00% Notes due February 21, 2012.

         4.01              Form of Note for the Company's 6.00% Notes due
                           February 21, 2012.





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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  February 21, 2002                    CITIGROUP INC.


                                             By: /s/  Guy R. Whittaker
                                                 ---------------------
                                                 Guy R. Whittaker
                                                 Treasurer








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